UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Hillenbrand, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! HILLENBRAND, INC. ONE BATESVILLE BLVD BATESVILLE, IN 47006 HILLENBRAND, INC. 2024 Annual Meeting Vote by February 19, 2024 11:59 PM ET You invested in HILLENBRAND, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 20, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 6, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* February 20, 2024 10:00 AM EST Company Headquarters One Batesville Boulevard Batesville, Indiana 47006-7756 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V25729-P00941

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V25730-P00941 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. For For For 01) Helen W. Cornell* 02) Jennifer W. Rumsey* 03) Stuart A. Taylor, II* 1. Election of Directors. *Election of these Directors is for a three-year term expiring in 2027. 2. To approve, by a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers. 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.